Exhibit 99.1

Covanta Holding Corporation Announces Pricing of Tax Exempt Bonds

MORRISTOWN, N.J., August 30, 2018 - Covanta Holding Corporation (NYSE: CVA) (“Covanta” or the “Company”) today announced that it has priced $335 million in new tax exempt bonds to refinance outstanding tax exempt bonds of the same amounts and maturities. The new bonds have a weighted average coupon of 4.58% across maturities up to 2042, representing a weighted average tenor of 21 years. Descriptions of both series of bonds are listed below.

The new bonds are unsecured obligations of Covanta Holding Corporation and are not guaranteed by any of our subsidiaries, whereas the outstanding bonds are guaranteed by our subsidiary, Covanta Energy LLC. The transaction is subject to customary conditions to closing, which is expected to occur on September 27, 2018.

The transaction lowers the weighted average coupon on the bonds by over 40 basis points, and as a result of the removal of upstream subsidiary guarantees, will lower the leverage ratio under our senior secured credit facilities on a pro forma basis, with an expected corresponding reduction in the cost of borrowings under the revolving credit facility by a further 12.5 basis points.

“This refinancing transaction presented a unique opportunity to lower our overall cost of debt, simplify our capital structure, and increase our senior borrowing capacity and flexibility - all while maintaining an extremely attractive term structure that is not available to us in any other market,” said Bradford J. Helgeson, Covanta’s CFO. “We will continue to look for opportunities to optimize our capital structure over time.”

Description of the new bonds

•	$20,000,000 4.00% National Finance Authority (New Hampshire) Resource Recovery Refunding Revenue Bonds (Covanta Project) Series 2018A (AMT) due November 1, 2027;

•	$67,225,000 4.625% National Finance Authority (New Hampshire) Resource Recovery Refunding Revenue Bonds (Covanta Project) Series 2018BA (Non-AMT) due November 1, 2042;

•	$82,370,000 4.875% National Finance Authority (New Hampshire) Resource Recovery Refunding Revenue Bonds (Covanta Project) Series 2018C (AMT) due November 1, 2042;

•	$130,000,000 4.75% Niagara Area Development Corporation (New York) Solid Waste Disposal Facility Refunding Revenue Bonds (Covanta Project) Series 2018A (AMT) due November 1, 2042;

•
$35,010,000 3.50% Niagara Area Development Corporation (New York) Solid Waste Disposal Facility Refunding Revenue Bonds (Covanta Project) Series 2018B (Non-AMT) due November 1, 2024 (collectively, the “Series 2018 Tax Exempt Bonds”).

Description of the outstanding bonds

•	$20,000,000 4.875% Massachusetts Development Finance Agency Resource Recovery Refunding Revenue Bonds (Covanta Project) Series 2012A (AMT) due November 1, 2027;

•	$67,225,000 4.875% Massachusetts Development Finance Agency Resource Recovery Refunding Revenue Bonds (Covanta Project) Series 2012B (Non-AMT) due November 1, 2042;

•	$82,370,000 5.25% Massachusetts Development Finance Agency Resource Recovery Refunding Revenue Bonds (Covanta Project) Series 2012C (AMT) due November 1, 2042;

•	$130,000,000 5.25% Niagara Area Development Corporation (New York) Solid Waste Disposal Facility Refunding Revenue Bonds (Covanta Project) Series 2012A (AMT) due November 1, 2042;

•
$35,010,000 4.00% Niagara Area Development Corporation (New York) Solid Waste Disposal Facility Refunding Revenue Bonds (Covanta Project) Series 2012B (Non-AMT) due November 1, 2024 (collectively, the “Series 2012 Tax Exempt Bonds”).

About Covanta

Covanta is a world leader in providing sustainable waste and energy solutions. Annually, Covanta’s modern Energy-from-Waste facilities safely convert approximately 20 million tons of waste from municipalities and businesses into clean, renewable electricity to power one million homes and recycle approximately 600,000 tons of metal. Through a vast network of treatment and recycling facilities, Covanta also provides comprehensive industrial material management services to companies seeking solutions to some of today’s most complex environmental challenges. For more information, visit covanta.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the SEC, all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward- looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta include, but are not limited to, the risks and uncertainties affecting Covanta’s businesses described in periodic securities filings by Covanta with the SEC. Important factors, risks and uncertainties that could cause actual results to differ materially from those forward-looking statements include, but are not limited to: seasonal or long-term fluctuations in the prices of energy, waste disposal, scrap metal and commodities; Covanta’s ability to renew or replace expiring contracts at comparable prices and with other acceptable terms; adoption of new laws and regulations in the United States and abroad, including energy laws, environmental laws, tax laws, labor laws and healthcare laws; failure to maintain historical performance levels at Covanta’s facilities and its ability to retain the rights to operate facilities it does not own; Covanta’s ability to avoid adverse publicity or reputational damage relating to its business; advances in technology; difficulties in the operation of its facilities, including fuel supply and energy delivery interruptions, failure to obtain regulatory approvals, equipment failures, labor disputes and work stoppages, and weather interference and catastrophic events; difficulties in the financing, development and construction of new projects and expansions, including increased construction costs and delays; limits of insurance coverage; Covanta’s ability to avoid defaults under its long-term contracts; performance of third parties under its contracts and such third parties’ observance of laws and regulations; concentration of suppliers and customers; geographic concentration of facilities; increased competitiveness in the energy and waste industries; changes in foreign currency exchange rates; limitations imposed by Covanta’s existing indebtedness and its ability to perform its financial obligations and guarantees and to refinance its existing indebtedness; exposure to counterparty credit risk and instability of financial institutions in connection with financing transactions; the scalability of its business; restrictions in its certificate of incorporation and debt documents regarding strategic alternatives; failures of disclosure controls and procedures and internal controls over financial reporting; Covanta’s ability to attract and retain talented people; Covanta’s ability to utilize net operating loss carryforwards; general economic conditions in the United States and abroad, including the availability of credit and debt financing; and other risks and uncertainties affecting Covanta’s businesses described in periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

Investor Contacts
Dan Mannes
1.862.345.5456
IR@covanta.com

Media Contact
James Regan
1.862.345.5216